Trade and other payables	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Trade and other payables

21. Trade and other payables

	Year Ended June 30
(US dollars in thousands)	2025	2024	2023
Current trade and other payables
Trade payables	10,116	10,973	7,725
Shares to be issued	10,000	10,000	2,500
Accruals	15,675	13,188	1,321
Related party payable	-	-	-
Payroll liabilities	3,369	3,574	2,077
Sales tax payable	-	-	116
Deferred income	11	10	318
Other creditors	635	184	540
Total current trade and other payables	39,806	37,929	14,597

Non-current other payables
Non-current accrued interest	2,150	-	6,129
Non-current accrued loan and other fees	75	-	314
Total non-current other payables	2,225	-	6,443

In accordance with IFRS 15 – Revenue from Contracts with Customers, deferred income is presented as a separate line item. Deferred income relates to the Company’s obligation to transfer goods or services to customers for which the Company has received consideration (or the amount is due) from customers. Deferred income is recorded as revenue when the Company fulfills its performance obligations under the contract.

Non-current accrued interest relates to interest on AWN related party loans. As of June 30, 2025, a portion of the interest are classified under noncurrent assets as they are due beyond 1 year. All falling due within the next year are then classified as current in “Accruals” line item under Current trade and other payables.